SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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      Rule 14a-6(e)(2))
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[   ] Soliciting Material Pursuant to ss.240.14a-12

                                   AAON, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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






                                   AAON, INC.



                                    Notice of
                                 Annual Meeting
                                  May 20, 2008,
                                       and
                                 Proxy Statement

                                   AAON, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2008


         Notice is hereby given that the Annual Meeting of Stockholders of AAON, Inc., will be held at 2440 South Yukon, Tulsa, Oklahoma, on Tuesday, May 20, 2008, at 10:00 A.M. (Local Time), for the following purposes:

         1.   To elect two Class II Directors, for terms ending in 2011; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

                                           By Order of the Board of Directors

                                           /s/ John B. Johnson, Jr.
                                           ------------------------
                                           John B. Johnson, Jr.
                                           Secretary

April 15, 2008

                                   AAON, INC.
                                2425 South Yukon
                              Tulsa, Oklahoma 74107

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at our Annual Meeting of Stockholders to be held on May 20, 2008, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement. Unless the context otherwise requires, references herein to "AAON", "we", "us", "our" or "ours" refers to AAON, Inc.

         Pursuant to provisions of our Bylaws and action of our Board of Directors, the close of business on March 24, 2008, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

         The Directors nominated for election will be approved if, assuming a quorum is present either in person or by proxy, a majority of the shareholders voting, vote in favor of each Director.

         Stockholders of record on the record date are entitled to cast their votes at the Annual Meeting in person or by properly executed proxy. The presence, in person or by proxies, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, we may adjourn or postpone the meeting.

         Abstentions and broker non-votes are counted as shares present in determining whether the quorum requirement is satisfied. Abstentions are also counted in the total number of votes cast with respect to a proposal and thus have the same effect as a vote against the matter. Broker non-votes are not counted as votes cast in the tabulation of votes on any matter brought before the Annual Meeting.

         Proxies received in advance of the meeting may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of AAON or by personal attendance at the meeting.

         We have adopted a procedure approved by the SEC called "householding" pursuant to which shareholders of record who have the same address and last name will receive only one copy of our annual report and proxy statement unless one or more of these shareholders notify us that they wish to receive individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

         Shareholders currently receiving multiple copies of our annual report and proxy statement at their household can request householding by contacting our transfer agent at 1-801-277-1400 or writing to Progressive Transfer Company, 1981 East Murray-Holladay Road, Suite 200, Salt Lake City, Utah 84117. Shareholders now participating in householding who wish to receive a separate document in the future may do so in the same manner. Those owning shares through a bank, broker or other nominee may request householding by contacting the nominee.

         This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card, as well as our 2007 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2007), will be first mailed to stockholders approximately April 18, 2008.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of March 24, 2008, (the record date), we had issued a total of 17,975,655 shares of $.004 par value Common Stock, our only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

         The following table sets forth as of March 24, 2008, the aggregate number of our shares of Common Stock owned by each person known by us to be the beneficial owner of more than 5% of our Common Stock:

                                               Number of shares       Percent
Name and address of beneficial owner                owned             of class
-----------------------------------------     ------------------     ----------

     Norman H. Asbjornson                         3,554,245 (1)         19.77
     2425 South Yukon
     Tulsa, Oklahoma 74107


     Royce & Associates, LLC                      1,340,521 (2)          7.46
     1414 Avenue of the Americas
     New York, New York 10019


     Thompson, Horstmann & Bryant, Inc.           1,148,720 (3)          6.39
     Park 80 West Plaza One, 5th Floor
     Saddle Brook, New Jersey 07663

------------------

     (1) Includes 193,625 shares held under stock options that are exercisable currently or within 60 days of the annual meeting. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him.

     (2) This share ownership information was provided in a Schedule 13G dated January 25, 2008, which discloses that Royce & Associates, LLC, possesses the sole voting power and sole dispositive power of the reported shares.

     (3) This share information was provided in a Schedule 13G dated February 6, 2008, which discloses that Thompson, Horstmann & Bryant, Inc., possesses sole voting power of 750,038 shares and sole dispositive power of 1,148,720 shares.

         The following table sets forth as of March 24, 2008, the aggregate number of shares of our Common Stock owned of record or beneficially by each current director, nominee for director, each person named in the Summary Compensation Table (herein, "named executive officers") and all directors, nominees for director and named executive officers as a group:

                                           Number of Shares          Percent
  Name of Beneficial Owner                    Owned (1)             of Class
-------------------------------------    --------------------       --------

    Norman H. Asbjornson                      3,554,245 (2)           19.77

    John B. Johnson, Jr.                         23,350 (3)             *

    Anthony Pantaleoni                           87,785 (4)             *

    Jack E. Short                                12,850 (5)             *

    Charles C. Stephenson, Jr.                  769,222 (3)            4.28

    Paul K. Lackey, Jr.                           2,850 (6)             *

    A. H. McElroy II                              2,850 (6)             *

    Jerry R. Levine                              55,517 (7)             *

    Robert G. Fergus                              4,463 (8)             *

    Kathy I. Sheffield                           81,179 (9)             *

    David E. Knebel                             105,003 (10)            *

    Scott M. Asbjornson                         297,777 (11)           1.66

    Directors, nominees and named             4,997,019 (12)          27.80
    executive officers as a group
    (12 persons)
    --------------------------------
(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
(2) Includes 193,625 shares issuable upon exercise of stock options that are exercisable currently or within 60 days of the annual meeting, 350 shares of restricted stock that will vest within 60 days of the annual meeting, 523 shares under AAON's 401(k) plan and 49,150 shares owned by his foundation.
(3) Includes 8,000 shares issuable upon exercise of stock options that are exercisable currently or within 60 days of the annual meeting and 350 shares of restricted stock that will vest within 60 days of the annual meeting.
(4) Includes 6,000 shares issuable upon exercise of stock options that are exercisable currently or within 60 days of the annual meeting and 350 shares of restricted stock that will vest within 60 days of the annual meeting.
(5) Includes 8,000 shares issuable upon exercise of stock options that are exercisable currently or within 60 days of the annual meeting and 2,850 shares of restricted stock that will vest within 60 days of the annual meeting.
(6) Includes 2,850 shares of restricted stock which will vest within 60 days of the annual meeting.
(7) Includes 1,500 shares held by Mr. Levine's IRA account, 750 shares held jointly by Mr. Levine and his wife, and 2,400 shares issuable upon exercise of stock options that are exercisable currently or within 60 days of the annual meeting.
(8) Includes 1,310 shares under AAON's 401(k) plan, and 300 shares of restricted stock that will vest within 60 days of the annual meeting.
(9) Includes 56,625 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting and 7,254 shares under AAON's 401(k) plan, and 300 shares of restricted stock that will vest within 60 days of the annual meeting.
(10) Includes 80,500 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting and 2,203 shares under AAON's 401(k) plan, and 300 shares of restricted stock that will vest within 60 days of the annual meeting.
(11) Includes 54,375 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting and 6,643 shares under AAON's 401(k) plan, and 300 shares of restricted stock that will vest within 60 days of the annual meeting.
(12) Includes 415,125 shares issuable upon the exercise of stock options that are exercisable currently or within 60 days and 11,150 shares of restricted stock that will vest within 60 days of the annual meeting by all directors and named executive officers.
 *   Less than 1%.

                              ELECTION OF DIRECTORS

General

         Our Board of Directors is comprised of seven members. Our Bylaws (the "Bylaws") divide the Board of Directors into three classes having staggered terms of three years each, with Classes I, II and III having terms expiring at the Annual Meeting of Stockholders in 2010, 2008 and 2009, respectively. The Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

         Anthony Pantaleoni, one of our directors since 1989, informed us in March of 2008 that he did not intend to stand for re-election at the annual meeting. Jack E. Short, the current remaining Class II director, has been placed in nomination, and the persons named in the proxy will vote for his election. Mr. Short has consented to being named in this Proxy Statement.

         The remaining members of the Board of Directors have nominated Mr. Jerry R. Levine to stand for election as a Class II director this year in the place of Mr. Pantaleoni. Mr. Levine has consented to being named in this Proxy Statement. Mr. Levine has for the past several years acted as a consultant to the Company, primarily serving in the capacity of providing advice on investor and stockholder relations. Mr. Levine is intimately familiar with our business and operations, and the Board of Directors believes Mr. Levine's knowledge of the Company and his professional background will be of great benefit. The persons named in the proxy will vote for Mr. Levine's election.

Nominees:
                     Class II -- For Term to Expire in 2011
                     --------------------------------------

              Name                        Age             Current Position
              ----                        ---             ----------------
          Jack E. Short                   67                  Director
         Jerry R. Levine                  69             Director - Nominee

Directors Continuing in Office:

                        Class III - Terms Expire in 2009
                        --------------------------------

              Name                        Age             Current Position
              ----                        ---             ----------------
      Norman H. Asbjornson                72           President and Director
      John B. Johnson, Jr.                74           Secretary and Director
   Charles C. Stephenson, Jr.             71                  Director

                         Class I - Terms Expire in 2010
                         ------------------------------

              Name                        Age             Current Position
              ----                        ---             ----------------
       Paul K. Lackey, Jr.                64                  Director
        A. H. McElroy II                  45                  Director

Biographical Information

         Set forth below is a description of the background of each of our current directors, our nominees for director and executive officers. The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon reelection.

         Norman H. Asbjornson has served as President and a director of AAON since 1989 and currently serves in the class of directors whose terms will expire at the 2009 annual meeting of stockholders. Mr. Asbjornson also serves as the President of AAON, Inc., an Oklahoma corporation ("AAON-Oklahoma"), AAON Coil Products, Inc., ("ACP"), AAON Canada Inc. ("AAON Canada") and AAON Properties Inc. ("AAON Properties"), all our wholly-owned subsidiaries.

         John B. Johnson, Jr., has served as Secretary and a director of AAON since 1989, and currently serves in the class of directors whose terms will expire at the 2009 annual meeting of stockholders. Mr. Johnson also serves as the Secretary of AAON-Oklahoma, ACP, AAON Canada and AAON Properties. Mr. Johnson has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson, Jones, Dornblaser, Coffman & Shorb, which serves as our General Counsel.

         Anthony Pantaleoni has served as a director of AAON since 1989. Mr. Pantaleoni's term will expire at the 2008 annual meeting of stockholders, and Mr. Pantaleoni has indicated that he will not stand for re-election. Mr. Pantaleoni has been a partner of Fulbright & Jaworski L.L.P. or a predecessor firm in New York, New York since 1970 and is currently of counsel to that firm. He serves on the Board of Directors of Universal Health Services, Inc., a publicly held hospital chain.

         Charles C. Stephenson, Jr., has served as a director of AAON since 1996, and currently serves in the class of directors whose terms will expire at the 2009 annual meeting of stockholders. From 1987 until January 2006, Mr. Stephenson served as Chairman of the Board of Vintage Petroleum, Inc., a publicly held company engaged in oil and gas production and exploration.

         Jack E. Short has served as a director of AAON since 2004, and currently serves in the class of directors whose terms will expire at the 2008 annual meeting of stockholders. He is Chairman of our Audit Committee. Mr. Short was employed by PricewaterhouseCoopers (formerly Coopers & Lybrand) for 29 years and retired as the managing partner of the Oklahoma practice (Tulsa and Oklahoma
City) of the firm in June 2001. He serves on the Board of Directors of Waste Services, Inc., a public company which is engaged in the non-toxic waste collection business.

         Paul K. Lackey, Jr., was elected as a director of AAON in 2007, and currently serves in the class of directors whose terms will expire at the 2010 annual meeting of stockholders. Between April 2002 and October 2005 Mr. Lackey served as CEO and President of The NORDAM Group, a privately held company in Tulsa, Oklahoma involved in the aerospace industry. Since October 2005 Mr. Lackey has served as the Chairman and CEO of The NORDAM Group. Mr. Lackey also serves on the board of directors of Matrix Service Company, a public company involved in the construction services industry.

         A. H. McElroy II was elected as a director of AAON in 2007, and currently serves in the class of directors whose terms will expire at the 2010 annual meeting of stockholders. Since 1997 Mr. McElroy has served as President and CEO of McElroy Manufacturing, Inc., a privately held manufacturing concern based in Tulsa, Oklahoma.

         Jerry R. Levine has been nominated by the Board of Directors to stand for election in the place of Mr. Pantaleoni, whose term expires at the 2008 annual meeting. If elected, Mr. Levine will serve in the class of Directors whose terms will expire at the 2011 annual meeting. For the last 38 years, Mr. Levine has been a securities analyst. From 1980 to 1991 Mr. Levine served as a member of the "Emerging Growth Group" of Merrill Lynch Capital Markets, specializing in small and mid-sized companies. In 1999 Mr. Levine formed JRL Advisors, which firm provides investor relations services. Mr. Levine, through JRL Advisors, has provided investor and shareholder relations services and advice to the Company since JRL Advisors' formation.

         Robert G. Fergus, age 67, has served as Vice President of AAON since 1989. Mr. Fergus also serves as Vice President of AAON-Oklahoma, AAON Canada and AAON Properties.

         Kathy I. Sheffield, age 55, became Treasurer of AAON in 1999 and Vice President in 2002. She also serves as Vice President and Treasurer of AAON-Oklahoma, AAON Canada and AAON Properties and as Treasurer of ACP. Ms. Sheffield was our Accounting Supervisor from 1989 to 1992, when she became Accounting Manager.

         David E. Knebel, age 62, joined AAON in May 2001 as Manager of Technology and Training, before becoming Director of Sales and Technology in December 2002 and Vice President, Sales and Technology, in August 2005. He is responsible for management of AAON's sales force, parts and service departments, and software development in support of product application and selection. From January 2000 to May 2001, Mr. Knebel was Sales Manager for Climatec - New Mexico, where he managed product application and sales for CES Group products, AAON and additional product lines.


                           BOARD AND COMMITTEE MATTERS

         The business of AAON is managed under the direction of our Board of Directors ("Board"). The Board of Directors met four times during 2007, and each director participated in every meeting during the respective time he held his position on the Board. Mr. Jerry Ryan was a member of the Company's Board of Directors until his resignation in April 2007, and Mr. Thomas Naugle was a member of the Board of Directors until his resignation in July 2007. Prior to their resignations, Messrs. Ryan and Naugle attended all meetings of the Board held in 2007.

         Following the resignations of Messrs. Ryan and Naugle, the Board of Directors elected Messrs. Lackey and McElroy to fill the vacancies in the Board of Directors, in July 2007. Subsequent to their election to the Board, Messrs. Lackey and McElroy attended all meetings of the Board in 2007.

         Each director participated in at least 75% of all applicable committee meetings held last year during the time he served on the Board. Actions taken by the Board of Directors outside of Board meetings were consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent directors subscribed. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting us.

         A description of the fees paid to the directors and members of the Audit Committee and Compensation Committee can be found under "Executive Compensation - Director Compensation", herein.

         Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Board of Directors of AAON, Inc., c/o Corporate Secretary, 2425 South Yukon, Tulsa, Oklahoma 74107. The Corporate Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit the correspondence to the Board or to any specific director to whom the correspondence is directed.

         We encourage our directors to attend AAON's annual meetings of stockholders and all Board members attended the 2007 annual meeting.

         The Board has an Audit Committee, currently comprised of Mr. Short, Mr. Pantaleoni and (since his election to the Board in July 2007) Mr. Lackey. Prior to his resignation in July 2007, Mr. Naugle was a member of the Audit Committee. Mr. Short is Chairman of the Audit Committee and has been designated as its "financial expert" as defined by SEC rules.

         The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Among other things, the Committee is responsible for: selecting and retaining our independent public accountants; preapproving the engagement of the independent accountants for all audit-related services and permissible, non-audit related services; reviewing in advance the scope and focus of the annual audit; and reviewing and discussing with management and the auditors our financial reports, the audited financial statements, the auditor's report, the management letter and the quality and adequacy of our internal controls. All of the members of the Board who have served on the Audit Committee during 2007 have been determined by the Board to be "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee is governed by a written charter, a copy of which is included as Appendix A to these proxy materials. The "Audit Committee Report" for year 2007 is set forth below. The Audit Committee met four times during 2007.

         The Board also has a Compensation Committee which is currently comprised of Mr. Stephenson, Mr. Pantaleoni and (since his election to the Board in July 2007) Mr. McElroy. Prior to his resignation in April 2007, Mr. Ryan had served as the Chairman of the Compensation Committee, and its sole other member was Mr. Stephenson. Mr. Stephenson is the current Chairman of the Compensation Committee. All of the members of the Board who have served on the Compensation Committee in 2007 have been determined by the Board to be "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Compensation Committee met three times during 2007. The responsibilities of the Compensation Committee are set out more fully under "Executive Compensation", below. The Compensation Committee is governed by a written charter, a copy of which was attached to our 2006 proxy statement.

         We do not have a nominating committee or charter for such a committee. Our Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting. On the occasions when vacancies have occurred in the Board, the new directors have been unanimously approved by the other directors.

         If and when new vacancies occur in the future, the Board will consider director nominees recommended by shareholders, in accordance with our Bylaws. The Board does not have a formal policy regarding the consideration of, procedures to be followed by, minimum qualifications of or process for identifying or evaluating nominees recommended by shareholders. All director nominees must be recommended for the Board's selection by a majority of its independent directors and approved by a majority of the whole Board.


                             Audit Committee Report

March 11, 2008

To the Board of Directors of AAON, Inc.:

         The Audit Committee oversees AAON's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. We have reviewed and discussed with management and with the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2007.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007.

                                   Audit Committee of the Board of Directors

                                                     Jack E. Short, Chairman
                                                          Anthony Pantaleoni
                                                         Paul K. Lackey, Jr.

Code of Ethics

         We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, as well as our other employees and directors. We undertake to provide any person without charge, upon request, a copy of such code of ethics. Requests may be directed to AAON, 2425 South Yukon Avenue, Tulsa, Oklahoma 74107, attention Kathy I. Sheffield, or by calling (918) 382-6204.

Transactions with Related Persons

         In 2007, we did not enter into any new related party transactions and we do not have any preexisting related party transactions.

         Our Code of Conduct guides the Board of Directors in its actions and deliberations with respect to related party transactions. Under the Code, conflicts of interest, including any involving the directors or any Named Officers, are prohibited except under any guidelines approved by the Board of Directors. Only the Board of Directors may waive a provision of the Code of Conduct for a director or a Named Officer, and only then in compliance with all applicable laws and rules and regulations.

Director Independence

            The Board has adopted director independence standards that meet and/or exceed listing standards set by NASDAQ. NASDAQ has set forth six applicable tests and requires that a director who fails any of the tests be deemed not independent. In 2007, the Board affirmatively determined that Messrs. Naugle and Ryan (during the period they served before their respective resignations) and Messrs. Lackey and McElroy (from the time of their election), were and are each independent. In addition, the Board affirmatively determined that Messrs Pantaleoni and Stephenson are independent. Mr. Asbjornson does not qualify as independent under the standards set forth below. The Board has determined that Mr. Johnson should not be deemed independent, because he is a member of the law firm that serves as General Counsel to the Company.

         Our director independence standards are as follows:

         It is the policy of the Board of Directors that a majority of the members of the Board consist of directors independent of AAON and our management. For a director to be deemed "independent," the Board shall affirmatively determine that the director has no material relationship with AAON or its affiliates or any member of the senior management of AAON or his or her affiliates. In making this determination, the Board applies, at a minimum and in addition to any other standards for independence established under applicable statutes and regulations as outlined by the NASDAQ listing standards, the following standards, which it may amend or supplement from time to time:

o A director who is, or has been within the last three years, one of our employees, or whose immediate family member is, or has been within the last three years a Named Officer, can not be deemed independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following that employment.

o A director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from us, other than director and committee fees and benefits under a tax-qualified retirement plan, or non-discretionary compensation for prior service (provided such compensation is not contingent in any way on continued service), can not be deemed independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee will not be considered in determining independence under this test.

o A director who (A) is, or whose immediate family member is, a current partner of a firm that is our external auditor; (B) is a current employee of such a firm; or (C) was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time can not be deemed independent.

o A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present Named Officers at the time serves or served on that company's compensation committee can not be deemed independent.

o A director who is a current employee or general partner, or whose immediate family member is a current executive officer or general partner, of an entity that has made payments to, or received payments from us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $200,000 or 5% of such other entity's consolidated gross revenues, other than payments arising solely from investments in AAON's securities or payments under non-discretionary charitable contribution matching programs, can not be deemed independent.

For purposes of the independence standards set forth above, the terms:

     o "affiliate" means any consolidated subsidiary of AAON and any other company or entity that controls, is controlled by or is under common control with AAON;

     o "executive officer" means an "officer" within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended; and

     o "immediate family" means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person's home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, death or incapacitation.

         The Board undertakes an annual review of the independence of all non-employee directors. In advance of the meeting at which this review occurs, each non-employee director is asked to provide the Board with full information regarding the director's business and other relationships with us and our affiliates and with senior management and their affiliates to enable the Board to evaluate the director's independence.

         Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent." This obligation includes all business relationships between, on the one hand, Directors or members of their immediate family, and, on the other hand, AAON and our affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements by us.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

         The following discusses the material elements of compensation awarded to, earned by or paid to our principal executive and principal financial officers, and our other three most highly compensated executive officers. These individuals are referred to as the ("Named Officers") in this proxy statement.

         Our current executive compensation programs are determined and approved by our Compensation Committee, after consideration of recommendations by the principal executive officer, as to the other Named Officers. None of the Named Officers are members of the Compensation Committee. The Compensation Committee has the direct responsibility and authority to review and approve our goals and objectives relative to the compensation of the Named Officers, and to determine and approve (either as a committee or with the other members of the our Board of Directors who qualify as "independent" directors under applicable guidelines adopted by NASDAQ) the compensation levels of the Named Officers.

         Our current executive compensation programs are intended to achieve two objectives. The primary objective is to enhance our profitability, and thus shareholder value. The second objective is to attract, motivate, reward and retain employees, including executive personnel, who contribute to our long-term success. As described in more detail below, the material elements of our current executive compensation program for Named Officers include a base salary, discretionary annual bonuses, perquisites, our contributions to AAON's 401(k) plan, "profit sharing" payments (made to all employees), discretionary stock options and restricted stock awards.

         We believe that each element of the executive compensation program helps to achieve one or both of the compensation objectives outlined above. The table below lists each material element of our executive compensation program and the compensation objective or objectives that it is designed to achieve.

                                      Compensation Objectives
Compensation Element                  Attempted to be Achieved
----------------------------------    ----------------------------------------

Base salary                           Attract and retain qualified executives
                                      Motivate and reward executives performance

Bonus compensation                    Motivate and compensate executives'
                                      performance
                                      Stay competitive in the marketplace

Profit sharing                        Motivate executives and all employees
                                      equally

Perquisites and personal benefits     Attract and retain qualified executives

Equity-based compensation - stock     Enhance profitability of AAON and
options and restricted stock          shareholder value by aligning long-term
awards                                incentives with shareholders'
                                      long-term interests

Retirement  benefits - 401(k) and     Attract and retain qualified executives
health savings account                Enhance profitability of AAON and
                                      shareholder value by aligning long-term
                                      incentives with shareholders'
                                      long-term interests

         As illustrated by the table above, base salary, perquisites and retirement benefits are all primarily intended to attract and retain qualified executives. These are the elements of our current executive compensation program where the value of the benefit in any given year is not wholly dependent on performance. Base salaries are intended to attract and retain qualified executives as well as being linked to performance by rewarding and/or motivating executives. Base salaries are reviewed annually and take into account: experience and retention considerations; past performance; improvement in historical performance; anticipated future potential performance; and other issues specific to the individual executive. In an effort to attract and retain qualified executives, we emphasize the need to provide executives with predictable benefit amounts that reward the executive's continued service. Some of the elements are generally paid out on a short-term or current basis, e.g., base salary and perquisites, while retirement benefits are generally paid out on a long-term basis.

         There are specific elements of the current executive compensation program that are designed to reward performance and enhance profitability and shareholder value, and, therefore, the value of these benefits is based on performance. Our discretionary annual bonus plan is primarily intended to motivate and reward Named Officers' performance to achieve specific strategies and operating objectives, as well as improved financial performance. Other elements that satisfy the primary objective of executive compensation to enhance profitability and shareholder value are through a mix of short-term or current basis and long-term basis. Profit sharing, which is divided equally among all employees, provides a short-term cash reward for quarterly profits, while the Long-Term Incentive Plan ("LTIP") and 401(k) savings and investment plan align performance to profitability and shareholder value over a longer term. This proper mix of short-term and longer-term elements allows us to achieve dual goals of attracting and retaining executives, while motivating and rewarding executives to enhance profitability and shareholder value.

         The Compensation Committee sets fixed-amount base salaries and believes that bonuses and equity compensation should fluctuate with AAON's success in achieving financial, operating and strategic goals. The Committee's philosophy is that we should continue to use long-term compensation to align shareholder and executives' interests and should allocate a portion of long-term compensation to the entire executive compensation package.

         We have, from time to time, at the request and for the benefit of the Compensation Committee, retained an independent third-party executive compensation consulting company (which provides no other services to us) to provide general compensation expertise. We have previously utilized this consulting firm for a comprehensive analysis of compensation for all executive, engineering, sales, marketing, general and administrative positions. The consultant generally gathers peer group information and provides the information to the Compensation Committee, which is then used for proper benchmarking of our compensation programs for executives and other employees.

Current Executive Compensation Program Elements

Base Salaries

         Similar to most companies within the industry, our policy is to pay Named Officers' base salaries in cash. A significant portion of the executive compensation package is through base salaries. Effective June 1, 2007, the Compensation Committee increased salaries for Named Officers by an aggregate of $20,404 resulting in the following individual base salaries: Norman H. Asbjornson -- $285,016, Robert G. Fergus -- $156,017, Kathy I. Sheffield -- $156,017, David E. Knebel -- $153,920 and Scott M. Asbjornson -- $146,900 for the year ended December 31, 2007. In approving these executives' salary increases, the Committee took into account certain factors including, recommendations of the principal executive officer (except for himself), each executives' individual experience and increased responsibilities and improved performance for the Company

Annual Bonuses

         Our policy is to pay any discretionary annual bonuses to Named Officers in cash. Annual discretionary bonuses provided to the Named Officers are largely based on the recommendation of the principal executive officer. The Compensation Committee may reduce or increase the size of the payout for each individual Named Officer at its discretion. Cash bonuses were declared and paid out in December 2007 for all Named Officers except for Norman H. Asbjornson, the principal executive officer. Cash bonuses are not a significant portion of the executive compensation package. The annual discretionary bonus is reported in the "Bonus" column of the "Summary Compensation Table" for each Named Officer.

         In accordance with our profit sharing plan under which 10% of pre-tax profit at each subsidiary is paid to all eligible employees on a quarterly basis, Named Officers receive their proportionate amount of the profit-sharing bonus in cash. The profit-sharing bonus is solely based on our profit and divided among all employees equally. The profit sharing is reported in the "All Other Compensation" column of the "Summary Compensation Table" for each Named Officer if threshold reporting requirements were met (i.e. generally, if the total value of all perquisites and personal benefits received by the Named Officer not reported under any other column in the table exceed $10,000 in the aggregate).

Perquisites

         We provide some Named Officers with certain perquisites and personal benefits, including automobile related expenses. We utilize certain tax advantages associated with perquisites and personal benefits as a way to provide additional annual compensation that supplements base salaries and bonus opportunities granted to Named Officers. Perquisites are reported in the "All Other Compensation" column of the "Summary Compensation Table" for each Named Officer if applicable and if reporting threshold requirements were met.

Equity-Based Compensation

         Our policy is that the Named Officers' long-term compensation should be directly linked to enhancing profitability and value provided to our shareholders. Accordingly, the Compensation Committee grants equity awards under our LTIP designed to link an increase in shareholder value to compensation; such grants are largely based upon the recommendation of the principal executive officer (except as to himself) based on the Named Officers' performance in the prior year and his or her expected future contribution to our performance. Stock option and restricted stock award grants are valued using the Black-Scholes Model in accordance with SFAS 123(R) and are calculated as a part of the executive compensation package for the year based on the amount of requisite service period served. Non-qualified stock options and restricted stock awards for Named Officers and other key employees generally vest ratably over 5 years. The Compensation Committee believes that these awards encourage Named Officers to continue to use their best professional skills and to retain Named Officers for longer terms.

         Awards are granted to new key employees on their hire date. Other grant date determinations are made by the Compensation Committee, which are based upon the date the Committee met and proper communication was made to the Named Officer or key employee as defined in the definition of grant date by SFAS 123(R). Stock option exercise prices are equal to the value of AAON stock on the close of business on the determined grant date. We have no program or practice to coordinate timing of grants with release of material, nonpublic information.

         The aggregate amount as determined under SFAS 123(R) recognized for purposes of our financial statements for 2007 and 2006 with respect to outstanding options and restricted stock awards granted to the Named Officers is shown in the "Summary Compensation Table" below. The grant date fair value of the options and restricted stock awards granted to the Named Officers in 2007 and 2006 as determined under SFAS 123(R) for purposes of our financial statements is shown in the "Grants of Plan-Based Awards Table" below. The "Grants of Plan-Based Awards Table" below provides additional detail regarding the options and restricted stock awards granted to Named Officers in 2007 and 2006, including the vesting and other terms that apply to the options and restricted stock awards.

Retirement Benefits - 401(k) Plan and Health Savings Account

         We provide a 401(k) plan for all eligible employees. We provide an employer match of 50% of the employee's salary deferral up to the first 9% of the employee's compensation. Prior to January 1, 2008, the Company matched 50% of the employee's salary deferral up to the first 7% of compensation. AAON's contribution is in the form of cash and directs the investment to acquire shares of our common stock. We believe that our added contribution in AAON stock encourages retention as well as increases value to the employee and shareholder as our performance increases. We maintain a stock repurchase arrangement by which employee-participants in our 401(k) savings and investment plan are entitled to have shares of AAON stock in their accounts sold to us to provide diversification of their investments. The amounts contributed by us to each Named Officer under the 401(k) savings and investment plan are based on actual contributions and the base salary of the employee, and are reported in the "All Other Compensation" column of the "Summary Compensation Table" for each Named Officer, if applicable, and if the threshold reporting requirements were met. In 2007, we began to offer employees two options regarding health care coverage. They can participate in a self-funded plan or a high-deductible heath plan wherein they open a Health Savings Account. We provide a 1% match for employee contributions to their Health Savings Account.

Compensation Committee's Report on Executive Compensation (1)

         Among the duties imposed on our Compensation Committee under its charter, is the direct responsibility and authority to review and approve our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, to evaluate the performance of such officers in accordance with the policies and principles established by the Compensation Committee and to determine and approve, either as a Committee, or (as directed by the Board) with the other "independent" Board members (as defined by the NASDAQ listing standards), the compensation level of the Chief Executive Officer and the other executive officers. Since July 2007 the Compensation Committee has been composed of the three non-employee directors named at the end of this report each of whom is "independent" as defined by the NASDAQ listing standards.

March 11, 2008

         The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and discussions, the AAON Compensation Committee recommended to its Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement.
                                Compensation Committee of the Board of Directors

                                            Charles C. Stephenson, Jr., Chairman
                                                              Anthony Pantaleoni
                                                                 A.H. McElroy II

(1) SEC filings sometimes "incorporate information by reference." This means we are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless we specifically state otherwise, this Compensation Committee Report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933, as amended, or the Securities Exchange act of 1934, as amended.

Compensation Committee's Interlocks and Insider Participation

         Mr. Stephenson was a member of the Compensation Committee during all of 2007. Mr. Pantaleoni was appointed to the Compensation Committee upon the resignation of Mr. Ryan in April 2007, and Mr. McElroy was appointed to the Committee upon his election to the Board in July 2007. No member of the Compensation Committee is or has been a former or current Named Officer of AAON or had any relationships requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of our Named Officers identified herein served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity.

Compensation of Named Officers

          The "Summary Compensation Table" set forth below should be read in connection with the tables and narrative descriptions that follow. The "Grants of Plan-Based Awards" table, and the description of the material terms of the nonqualified options and restricted stock awards granted in 2007 and 2006 that follows it, provide information regarding the long-term equity incentives awarded to Named Officers in 2007 and 2006 that are also reported in the "Summary Compensation Table". The "Outstanding Equity Awards at Fiscal Year End Table" and "Option Exercises and Stock Vested Table" provide further information on the Named Officers' potential realizable value and actual value realized with respect to their equity awards.

         We did not have any pension plans, non-qualified deferred compensation plans or severance, retirement, termination, written or unwritten constructive termination or change in control arrangements for any of our Named Officers for the year ended December 31, 2007.

                                                           Summary Compensation Table
                                                              Restricted
                                                                 Stock        Option         All Other
           Name and                       Salary      Bonus    Awards (1)   Awards (1)     Compensation          Total
      Principal Position         Year       ($)        ($)       ($)*          ($)*            ($)                ($)

     Norman H. Asbjornson        2007     278,766      -         3,179             -         48,653 (2)         330,598
 President and Board Chairman    2006     265,849      -             -         3,886         45,200 (2)         314,935

       Robert G. Fergus          2007     153,512     6,000      1,303             -         13,575 (3)         174,390
        Vice President           2006     145,841     4,000          -             -              -             149,841

      Kathy I. Sheffield         2007     153,512     9,000      1,303             -         12,622 (4)         176,437
   Vice President/Treasurer      2006     145,841     6,000          -        14,444              -             166,285

        David E. Knebel          2007     151,455     9,000      1,303             -         11,074 (5)         172,832
  Vice President, Sales and      2006     143,837     8,000          -        14,444              -             166,281
          Technology

     Scott M. Asbjornson         2007     141,194    30,459      1,303             -         10,266 (6)         183,222
        Vice President           2006     135,577         -          -        14,444              -             150,021
   AAON Coil Products, Inc.

-----------------------------
*Reflects three-for-two stock split effective August 21, 2007

(1) See discussion of assumptions made in valuing these awards in the notes to our financial statements. Compensation costs are recognized for option and restricted stock awards over their requisite service period.

(2) Consists of (i) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma; (ii) contributions to our 401(k) plan by AAON in the amount of $6,546 and $5,989 in 2007 and 2006, respectively; (iii) director fees in the amount of $19,800 and $18,900 in 2007 and 2006, respectively; and (iv) payment of personal car lease in the amount of $17,934 and $17,641 in 2007 and 2006, respectively. In 2007, the Company began matching contributions to a Health Savings Account.

(3) Consists of (i) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma; (ii) contributions to our 401(k) plan by AAON in the amount of $6,504 in 2007; and (iii) executive medical insurance. In 2007, the Company began matching contributions to a Health Savings Account.

(4) Consists of (i) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma; (ii) contributions to our 401(k) plan by AAON in the amount of $7,774 in 2007; and (iii) executive medical insurance. In 2007, the Company began matching contributions to a Health Savings Account.

(5) Consists of (i) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma and (ii) contributions to our 401(k) plan by AAON in the amount of $6,656 in 2007. In 2007, the Company began matching contributions to a Health Savings Account.

(6) Consists of (i) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON Coil Products and (ii) contributions to our 401(k) plan by AAON in the amount of $7,332 in 2007. In 2007, the Company began matching contributions to a Health Savings Account.

         We award stock incentives to key employees and the Named Officers either on the initial date of employment or due to performance incentives throughout the year. The 2007 grants to Named Officers are reported in the table below.

                                             Grants of Plan-Based Awards

                                                                      All Other                            Grant Date
                                            All Other              Option Awards:         Exercise or      Fair Value
                                          Stock Awards:         Number of Securities     Base Price of         of
                            Grant        Number of Shares            Underlying          Option Awards    Stock/Option
          Name               Date      of Stock or Units (1)       Options(#)(1)           ($/sh)(1)       Awards (1)
  Norman H. Asbjornson     8/22/07            2,000                      -                     -            41,140 (2)
                           5/22/07            1,050                      -                     -            20,202 (3)
                           5/31/06              -                      3,000                 15.55          19,980 (4)

    Robert G. Fergus       7/12/07            1,500                      -                     -            31,665 (5)

   Kathy I. Sheffield      7/12/07            1,500                                            -            31,665 (5)
                            5/8/06                                    15,000                 18.43         123,750 (6)

    David E. Knebel        7/12/07            1,500                                            -            31,665 (5)
                            5/8/06                                    15,000                 18.43         123,750 (6)

  Scott M. Asbjornson      7/12/07            1,500                                                  -      31,665 (5)
                            5/8/06                                    15,000                 18.43         123,750 (6)

----------------------------
(1) All shares and prices have been adjusted to reflect stock splits.

(2) The fair value of these shares is $20.57 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(3) The fair value of these shares is $19.24 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(4) The fair value price of these options is $6.66 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(5) The fair value of these shares is $21.11 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(6) The fair value of these options is $8.25 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.


Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

         A discussion of 2007 salaries, bonuses and long-term incentive awards is included in "Executive Compensation."

         Named Officers are not separately entitled to receive dividend equivalent rights with respect to each stock option, however dividends are paid for restricted stock awards (retroactively upon vesting). Each nonqualified stock option award described in the "Grants of Plan-Based Awards Table" above expires on the tenth anniversary of its associated grant date and vests in equal installments over the course of three years for Board members and five years for executives. Norman H. Asbjornson's awards vest over a three-year period due to his capacity as a director, excluding 2,000 restricted stock shares that were granted to him in his capacity of an officer.

         The following table presents information regarding outstanding equity awards as of December 31, 2007. All share numbers and prices have been adjusted to reflect stock splits.

                                         Outstanding Equity Awards at Fiscal Year End
                                                   Option Awards                                     Stock Awards
                                                   -------------                                     ------------

                                                                                                       Equity
                           Number of    Number of                                              Equity         Incentive Plan
                          Securities    Securities                                         Incentive Plan     Awards: Market
                          Underlying    Underlying                                          Awards: Number    Value of Shares
                          Unexercised  Unexercised\    Option                                of Unearned      of Stock That
                          Options (#)   Options (#)    Exercise                 Expiration    Shares That     Have Not Vested
          Name            Exercisable  Unexercisable  Price ($)   Grant Date      Date     Have Not Vested         ($)
          ----            -----------  -------------  ---------   ----------      ----     ---------------         ---
  Norman H. Asbjornson      168,750                       2.67      12/28/98    12/28/08
                             16,875                       3.85      10/13/99    10/13/09
                              3,000                      13.60       5/25/04     5/25/14
                              2,000        1,000         12.00       5/24/05     5/24/15
                              1,000        2,000         15.55       5/31/06     5/31/16
                                                                     5/22/07        N/A         1,050 (1)         20,811
                                                                     8/22/07        N/A         2,000 (2)         39,640

    Robert G. Fergus              -            -             -       7/12/07        N/A         1,500 (3)         29,730

   Kathy I. Sheffield        14,250                       3.85      10/13/99    10/13/09
                             16,875                       5.72        3/1/01      3/1/11
                             12,000        3,000          9.68       2/21/03     2/21/13
                              3,000        4,500         10.82        4/6/05      4/6/15
                              3,000       12,000         18.43        5/8/06      5/8/16
                                                                     7/12/07        N/A         1,500 (3)         29,730

    David E. Knebel          47,500                       6.65       5/31/01     5/31/11
                             18,000        4,500          9.68       2/21/03     2/21/13
                              3,000        4,500         10.82        4/6/05      4/6/15
                              3,000       12,000         18.43        5/8/06      5/8/16
                                                                     7/12/07        N/A         1,500 (3)         29,730

  Scott M. Asbjornson         6,750                       2.26       1/16/98     1/16/08
                             20,250                       3.85      10/13/99    10/13/09
                             16,875                       5.72        3/1/01      3/1/11
                              3,000        4,500         10.82        4/6/05      4/6/15
                              3,000       12,000         18.43        5/8/06      5/8/16
                                                                     7/12/07        N/A         1,500 (3)         29,730

---------------------
(1) The restricted stock awards vest ratably over 3 years and will be fully vested on May 22, 2010.
(2) The restricted stock awards vest ratably over 5 years and will be fully vested on August 22, 2012.
(3) The restricted stock awards vest ratably over 3 years and will be fully vested on July 12, 2012.

         The following table presents information regarding the exercise of stock options by Named Officers during 2007. All shares and prices have been adjusted to reflect stock splits.

                                  Option Exercises and Stock Vesting

                                                            Option Awards

        Name                       Number of Shares Exercised (#)     Valued Realized on Exercise ($)
Norman H. Asbjornson                          129,375                           2,678,456

Robert G. Fergus                                    -                                   -

Kathy I. Sheffield                             12,000                             202,968

David E. Knebel                                20,000                             280,720

Scott M. Asbjornson                                 -                                   -

         The following table sets forth information concerning our equity compensation plans as of December 31, 2007. All shares and prices have been adjusted to reflect stock splits.

                                          Equity Compensation Plan Information

                                                                                        Number of securities remaining
                                Number of securities to be       Weighted-average       available for future issuance
                                  issued upon exercise of       exercise price of       under equity compensation plan
                                   outstanding options,        outstanding options,    (excluding securities reflected
        Plan Category               warrants and rights        warrants and rights              in column (a))
-----------------------------   --------------------------     --------------------    -------------------------------
                                            (a)                         (b)                           (c)

   Equity compensation plans              928,933                     $ 9.47                         744,406
approved by security holders (1)

  Equity compensation plans not
approved by security holders (2)              ---                        ---                             ---

             Total                        928,933                     $ 9.47                         744,406

----------------

(1) Consists of shares covered by the AAON 1992 Stock Option Plan, as amended, and the 2007 LTIP.
(2) We do not maintain any equity compensation plans that have not been approved by the stockholders.

Director Compensation

         Our directors are paid quarterly fees of $3,750 and attendance fees of $1,200 if present in person at Board meetings or $750 if participating by conference telephone call. Directors are paid attendance fees of $1,000 per meeting for service on our Audit Committee and $750 per meeting for service on the Compensation Committee (up to a maximum of five meetings per committee per year) and the Chairman of the Audit Committee is paid an additional fee of $1,750 per quarter and the Chairman of the Compensation Committee is paid an additional fee of $750 per quarter. Prior to the adoption of our LTIP in 2007, each director was granted 2,000 shares of non-qualified stock options each year. In 2007, following the adoption of our LTIP, we adopted a policy of annually granting each of our directors 700 shares of restricted stock (1,050 shares following our 3 for 2 stock split in August 2007). We made our annual grants of restricted stock awards in May 2007, at which time Messrs. Asbjornson, Johnson, Naugle, Pantaleoni, Short and Stephenson received restricted stock awards for 700 shares (1,050 shares after the stock split) of stock, which vest ratably over three years. At the time they were elected to the Board in July 2007, each of Messrs. Lackey and McElroy also received restricted stock awards for 700 (1,050 shares after the stock split) shares of stock, which vest ratably over three years, as well as restricted stock awards for an additional 5,000 shares (7,500 shares after the stock split), which vest ratably over three years. Mr. Short was granted an additional 5,000 shares (7,500 shares after the stock split), which vest ratably over three years.

                                  Director Compensation Table
                              Fees
                           Earned or         Restricted
                            Paid in            Stock               All Other
                              Cash           Awards (1)              Comp.           Total
         Name                 ($)                ($)                  ($)             ($)

   John B. Johnson, Jr.      19,800              1,975 (2) (3)           -           21,775

     Thomas E. Naugle        11,900                  -   (4)             -           11,900

    Anthony Pantaleoni       23,100              1,975 (2) (3)           -           25,075

       Jerry E. Ryan          6,250                  -   (5)             -            6,250

       Jack E. Short         30,800             16,079 (2) (6)           -           46,879

Charles C. Stephenson, Jr.   22,050              1,975 (2) (3)           -           24,025

    Paul K. Lackey, Jr.      10,900             13,101 (7) (8)           -           24,001

      A.H. McElroy II        10,650             13,101 (7) (8)           -           23,751

-----------------------
(1) See discussion of assumptions made in valuing these awards in the notes to the Company's financial statements. All shares and prices were adjusted for stock splits.

(2) Granted on May 22, 2007 with a grant date fair value of $19.24 per share. Compensation costs are recognized over the requisite service period.

(3) As of December 31, 2007, 9,000 shares underlying non-qualified options were outstanding, and 1,050 shares associated with restricted stock awards were outstanding.

(4) As of December 31, 2007, there were no non-qualified options or restricted stock awards outstanding following Mr. Naugle's resignation from the Board in July 2007.

(5) As of December 31, 2007, there were no non-qualified options outstanding following Mr. Ryan's resignation from the Board in April 2007. Mr. Ryan retired before the May 2007 grant of restricted stock awards.

(6) As of December 31, 2007, 9,000 shares underlying non-qualified options were outstanding, and 8,550 shares associated with restricted stock awards were outstanding.

(7) Granted on July 18, 2007 with a grant date fair value of $22.08 per share. Compensation costs are recognized over the requisite service period.

(8) As of December 31, 2007, 8,550 shares associated with restricted stock awards were outstanding. Non-qualified options have not been not granted during his term as a Board member.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 4 furnished to us during our most recent fiscal year, we know of no director, officer or beneficial owner of more than ten percent of our Common Stock who failed to file on a timely basis reports of beneficial ownership of our Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has selected Grant Thornton LLP ("GT") as our independent auditors for the fiscal year ending December 31, 2008. Representatives of GT are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                              Fees and Independence

         Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The following services were authorized by the Audit Committee.

         Audit Fees. GT billed us an aggregate of $344,000 and $332,038 for professional services rendered for the audits of our financial statements for the years ended December 31, 2007 and 2006, respectively, and reviews of the related quarterly financial statements.

         All Other Fees. No other fees were billed by GT to us during 2007 or 2006.

         The Audit Committee of the Board of Directors has determined that the provision of services by GT described above is compatible with maintaining GT's independence as our principal accountant.


                  STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

         Stockholder proposals intended to be presented at the 2009 Annual Meeting and to be included in our Proxy Statement must be received at the our executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 18, 2008.

         However, a stockholder who otherwise intends to present business at the 2009 Annual Meeting of stockholders, including nominations of persons to our Board of Directors, must also comply with the requirements set forth in our Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting or to nominate a person for our Board of Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of AAON not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding Annual Meeting. Thus, a notice of a stockholder proposal or nomination for the 2009 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), will be untimely if given before February 20, 2009, or after March 19, 2009. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed between February 20, 2009 and March 19, 2009. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.

                                  OTHER MATTERS

         Management knows of no business which will be presented at the 2008 Annual Meeting other than to elect the directors for the ensuing year.

         The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by us. It is contemplated that the solicitation will be conducted only by use of the mails. We will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of our Common Stock registered in the names of such brokers.


                                             By Order of the Board of Directors

                                            /s/ Norman H. Asbjornson
                                            ------------------------
                                            Norman H. Asbjornson
                                            President/CEO

April 15, 2008

Appendix A
                                   AAON, INC.

                             AUDIT COMMITTEE CHARTER

Organization

         This charter governs the operations of the Audit Committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee (exclusive of director fees) from the Company, are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of NASDAQ listing standards. All committee members shall be financially literate. Members shall not serve on more than three public company audit committees simultaneously.

Purpose

         The Audit Committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of Company's independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In doing so, it is the responsibility of the committee to maintain free and open communications between the committee, independent auditors and management of the Company.

         In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board. While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices and ethical behavior.

         The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         The committee shall be directly responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

         At least annually, the committee shall obtain and review a report by the independent auditors describing:

|_|      The auditors' internal quality control procedures.
|_| Any material issues raised by the most recent internal quality control review, or peer review, of the auditors or by any inquiry or investigation by governmental or professional authorities, the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.
|_| All relationships between the auditors and the Company (to assess the auditor's independence).

         The committee shall determine that the independent auditors have a process in place to address the rotation of the lead audit partner and other partners serving the account as required under the SEC independence rules.

         The committee shall discuss with the independent auditors the overall scope and plans for its audit, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risks, and legal and ethical compliance programs.

         The committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response.

         The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

         The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management assertion.

         The committee shall discuss with management and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management of the Company in connection with its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act. In addition, the committee shall discuss with management and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosure, in the Company's periodic filings with the SEC.

         The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

         The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

         The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also the committee shall discuss the results of the annual audit and any other matters required to be communicated by the committee by the independent auditors under generally accepted auditing standards.

         The committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         The committee shall receive reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

         The committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

         The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

AAON, Inc.                                                           PROXY
                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
2425 South Yukon
Tulsa, Oklahoma 74107      The  undersigned   stockholder  of  AAON,  Inc.,  a  Nevada  corporation,   hereby
                           constitutes  and appoints John B. Johnson,  Jr., and Charles C.  Stephenson,  Jr.,
                           and each of them,  with full power of  substitution,  as attorneys  and proxies to appear and vote all  shares of stock of the  Company  standing  in the name of the undersigned,  at the Annual Meeting of  Stockholders  of the Company to be held at
                           2440 South Yukon  Avenue,  Tulsa,  Oklahoma,  on Tuesday,  May 20, 2008,  at 10:00
                           A.M.  (Local  Time),  and at any  adjournment  thereof,  with all powers  that the undersigned  would possess if  personally  present,  hereby  revoking all previous proxies.

1.    Election of Directors:


      FOR Jack E. Short for a term ending in 2011    [  ]          WITHHOLD AUTHORITY to vote for the nominee, Jack E. Short    [  ]


      FOR Jerry R. Levine for a term ending in 2011  [  ]          WITHHOLD AUTHORITY to vote for the nominee, Jerry R. Levine  [  ]


2.    In their discretion, upon any other matters as may properly come before the meeting.


                                                                 (over)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR BOTH OF MANAGEMENT'S NOMINEES FOR DIRECTORS.

The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated April 15, 2008.

Dated:                                        , 2008
         -------------------------------------



         ----------------------------------------------------------


         ----------------------------------------------------------

                                                                     (Please sign exactly as your name appears at left. When shares are held in the names of two or more persons, all should sign individually. Executors, administrators, trustees, etc.,
                                                                      should so indicate when signing. When shares are held in the name of a corporation, the name of the corporation should be written first and then an authorized officer should sign on behalf of the corporation, showing the office held.)


                                                                               PLEASE COMPLETE, SIGN, DATE AND RETURN THIS
                                                                                           PROXY CARD PROMPTLY,
                                                                                       USING THE ENCLOSED ENVELOPE.


                                                                 (over)